UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/30/2008

Powerwave Technologies, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-21507

Delaware	11-2723423
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1801 E. St. Andrew Place, Santa Ana, CA 92705
(Address of principal executive offices, including zip code)

714-466-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On October 30, 2008, Powerwave Technologies, Inc. issued a press release regarding financial results for its third quarter of fiscal 2008, ending September 28, 2008. At 5pm Eastern Time, the Company held a conference call and simultaneous webcast in which Ronald Buschur, the Company's Chief Executive Officer and Kevin Michaels, the Company's Chief Financial Officer, made a presentation regarding the Company's financial results for the Company's third quarter of 2008, ending September 28, 2008. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1 A copy of the press release was previously furnished on a separate Current Report on Form 8-K, dated October 30, 2008.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished as part of this report.

Exhibit Number        Description

99.1            Transcript of the Company's third quarter 2008 financial results conference call and simultaneous webcast held on October 30, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Powerwave Technologies, Inc.

Date: November 03, 2008	By:	/s/ Kevin T. Michaels
Kevin T. Michaels
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Transcript of the Company's third quarter 2008 financial results conference call and simultaneous webcast held on October 30, 2008